UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2014

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of IDEXX Laboratories, Inc. (the “Company”) held on May 7, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved, among other things, the IDEXX Laboratories, Inc. 2014 Incentive Compensation Plan (the “2014 Plan”), which had been approved by the Company’s Board of Directors on February 12, 2014, subject to stockholder approval.

The 2014 Plan is intended to allow the Company to make annual incentive compensation payments to its Chief Executive Officer and certain other executive officers that are not subject to the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended. A summary of the terms of the 2014 Plan is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2014 (the “2014 Proxy Statement”) under the caption “Proposal Three - Adoption of IDEXX Laboratories, Inc. 2014 Incentive Compensation Plan” and is incorporated herein by reference. The foregoing description of the 2014 Plan and the summary of the 2014 Plan set forth in the 2014 Proxy Statement are not complete and qualified in their entirety by reference to the 2014 Plan, a copy of which is attached as Appendix A to the 2014 Proxy Statement and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the Company’s stockholders elected each of the Company’s three nominees for Class II director for three-year terms; approved the nonbinding advisory resolution on the Company’s executive compensation; approved the adoption of the 2014 Plan; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year. The table below sets forth the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each matter submitted to a vote of the Company’s stockholders at the 2014 Annual Meeting:

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-votes
Thomas Craig	42,182,118	488,304	5,379,345
Rebecca M. Henderson, Ph.D.	42,530,758	139,664	5,379,345
Sophie V. Vandebroek, Ph.D.	42,572,019	98,403	5,379,345

Proposal 2: Advisory Vote to Approve Executive Compensation

For	42,181,727
Against	421,462
Abstain	67,233
Broker Non-votes	5,379,345

Proposal 3: IDEXX Laboratories, Inc. 2014 Plan

For	41,802,711
Against	797,686
Abstain	70,025
Broker Non-votes	5,379,345

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

For	47,532,876
Against	483,825
Abstain	33,065
Broker Non-votes	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 9, 2014	By:	/s/ Jeffrey A. Fiarman
Jeffrey A. Fiarman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	IDEXX Laboratories, Inc. 2014 Incentive Compensation Plan (filed as Appendix A to IDEXX Laboratories, Inc. Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2014, File No. 0-19271, and incorporated herein by reference).

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